                               ERNST WORLD FUNDS
                       ERNST GLOBAL ASSET ALLOCATION FUND
                                ERNST ASIA FUND
                          ERNST GLOBAL RESOURCES FUND


                                     [LOGO]
                    [Logo of Ernst World Funds appears here]

                                ERNST & COMPANY
                               INVESTMENT ADVISER

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                               SEPTEMBER 30, 1997

Report From National Mutual Funds Management  Ernst Global Asset Allocation Fund
--------------------------------------------------------------------------------

Dear Shareholders:
The Global Asset Allocation Fund has been in operation for over a year. As shown in the table below, performance since inception continues to be pleasing when compared to a Composite Index, which is based on a 60% allocation to the Morgan Stanley Capital International (MSCI) World Free Index and a 40% allocation to the Lipper Global Government Bond Index. As a result of the Fund's allocation to fixed income and short term investments, the Fund's performance was below the Morgan Stanley Capital International (MSCI) World Free Index which produced a return of 18.5%.

For the six months ended September 30, 1997, for that same period the Fund gained 11.7% (excluding sales charges), as compared with 13.3% for a Composite Index total return.

The Fund underperformed the Composite Index over the past six months, although it outperformed this benchmark for the quarter ended September 30, 1997. The Fund's cash weighting and its underweighting to the U.S. equity market were negatives on performance over the six-month period ended September 30, 1997. Offsetting this was the Fund's overweighting in the better performing European and U.K. share markets.

COMPARATIVE RETURNS, PERIODS ENDING SEPTEMBER 30, 1997

                                         THREE   SIX   ONE   CUMULATIVE SINCE
                                         MONTHS MONTHS YEAR  INCEPTION (7/2/96)
                                         ------ ------ ----  ------------------
Global Asset Allocation Fund (excluding
 sales charges)*........................  3.4%   11.7% 17.0%        18.7%
Composite Index.........................  2.7%   13.3% 17.9%        20.4%

*If the Maximum Sales Load of 5.50% had been charged, the Fund's returns would have been -2.3%, 5.5%, 10.6% and 12.1% respectively for each time period ending September 30, 1997.
International investing involves increased risk and volatility. Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

World stock markets performed strongly in the quarter ended June 30, 1997, after the United States failed to raise interest rates as initially anticipated. With rising U.S. corporate profits and strong inflows into U.S. mutual funds, the MSCI World Free Index rose 15.2% in the quarter ended June 30, 1997. In the quarter ended September 30, 1997, world stock markets generally rose, with the exception of the Asian markets. The MSCI World Free Index rose 3% over the quarter. The Japanese stock market fell 10.4% in the third quarter as its economy continued to disappoint, while the Asian, markets with the exception of Hong Kong and Singapore, fell sharply as a result of the currency crisis gripping the Far East.

PORTFOLIO COMPOSITION

No significant changes were made to the Fund's asset or country allocation in the six months ended September 30, 1997. Equity investments are still, at this stage, being made via equity futures to enable proper diversification until the Fund reaches a critical size.

The composition of the Fund as of September 30, 1997, as a percentage of total investments is presented below**:

                                                                % OF      % OF
                                                                TOTAL   EQUITIES
                                                              PORTFOLIO EXPOSURE
                                                              --------- --------
EQUITIES (INDEX FUTURES).............................   43.9%
 U.S.................................................            7.0      15.9
 Germany.............................................            6.9      15.7
 France..............................................            4.5      10.3
 Japan...............................................            6.7      15.3
 Hong Kong...........................................            7.2      16.4
 Australia...........................................            2.2       5.0
 U.K.................................................            9.4      21.4
                                                                          ----
                                                                           100%
                                                                          ====
GOVERNMENT BONDS.....................................   28.0
 U.S.................................................           22.0
 Australia...........................................            6.0
SHORT-TERM INVESTMENTS...............................   28.1
                                                       -----
TOTAL................................................  100.0%
                                                       =====

**Portfolio composition is subject to change.


--------------------------------------------------------------------------------

Report From National Mutual Funds Management  Ernst Global Asset Allocation Fund
--------------------------------------------------------------------------------

ECONOMIC OVERVIEW

Mainly as a result of recent developments in Asia, we believe that world growth has peaked, and that its pattern will change over the next year. The expected slowing in world growth mainly reflects the sharp slowdowns in some Asian countries more than offsetting the recovery in Europe. While we expect very weak growth for the Asian economies, there is a risk that it could be even weaker, particularly given the recent policy responses in this region.

The U.S. economy is expected to begin to slow in the fourth quarter, reflecting a slowing in inventory accumulation, a decline in export growth and a slowdown in investment growth. The Japanese economy contracted sharply in the second quarter as the effects of fiscal consolidation took its toll on an already fragile economy. Since then, growth has been weak, and this is expected to continue, with GDP growth of 0.5% expected in 1998. Continental European economies are showing signs that their export-led recoveries are broadening to their domestic base. These countries are expected to expand by around 3% in 1998. Conversely, the U.K. economy is expected to slow from its current strong pace reflecting higher interest rates and the recent strength of the pound. Growth is expected to slow sharply in Southeast Asia, with the potential for many of the region's problems to persist for quite some time. In addition, problems in some countries in northern Asia will lead to growth slowing in that region.

Inflation is expected to remain under control in all of the major economies. Some caution is warranted in the United States, as the economy is growing strongly and is operating close to full capacity. However, U.S. inflation is expected to continue to moderate, with the major upside risk being stronger growth persisting for longer than expected. Mainly reflecting the April 1, 1997, rise in consumption tax, the Japanese inflation rate has been pushed up to 2.4% but should fall sharply, to below 0.5% in the second quarter of 1998. Inflation is expected to remain below 2% over the next year in Continental Europe despite the recent rise in Germany, while U.K. inflation is expected to moderate around 2.5% moving into 1998.

While our forecasts suggest that U.S. inflation will fall further, the Federal Reserve is likely to increase rates again in coming months, mainly reflecting the tightness of the labor market. For the Fed to tighten more than once, inflation would need to accelerate or growth be very strong. In Europe, rates are expected to be raised further over the remainder of 1997 and into 1998, and the Bank of England may increase rates again, as the U.K. labor market is very tight. The Bank of Japan is unlikely to tighten rates until there are signs that the domestic economy is on a sustainable growth path.

GLOBAL BOND MARKETS

We believe the prospects for International Bonds remain neutral to negative over the next quarter. In the United States, valuations look reasonable, but the market does not appear to be pricing any further increases in rates. The U.S. market therefore looks to be a risk in the case of rising interest rates. Valuations in Europe look more stretched and may sell off by at least as much as the U.S. market should price pressures force a rise in European rates. In the U.K., the market is also not pricing another tightening, although another increase may occur given the tightness in the labor market. In addition, the U.K. market will obviously remain vulnerable to what happens in the United States and Continental Europe. Within the sector, the United Kingdom is preferred ahead of the United States, Continental Europe and Japan, with yields expected to rise in all of these markets.

GLOBAL EQUITY MARKETS

The U.S. equity market remains fully extended in terms of valuations. However, in the absence of a substantial rise in interest rates, there appears to be

--------------------------------------------------------------------------------

Report From National Mutual Funds Management  Ernst Global Asset Allocation Fund
--------------------------------------------------------------------------------

no obvious trigger for a correction. We recommend an underweight position in the U.S. market, with the interest rate outlook being the driving factor. The Japanese market is attractively valued but is unlikely to perform strongly until greater confidence in the economy is established, and a neutral position is recommended. Moderate overweight positions are recommended for both the U.K. and Continental European markets. These positions are supported by reasonable earnings growth and attractive valuations in the U.K., while Continental European markets offer good earnings momentum into 1998 and are generally priced at the top end of neutral. We are cautious with our outlook for the Asian markets given our belief that the momentum of Asian growth may decline more sharply than expected over the next six months.

The Fund is holding a larger than normal amount of cash, although part of this is as a result of the Fund's U.S. bonds being of long duration. We do not want to commit further funds at this time. Our current positioning reflects the potential vulnerability of the U.S. equity market to any rise in U.S. interest rates given its valuations. However, we are ready to avail ourselves to any buying opportunities that may present themselves.

Respectfully,

/s/ Richard Greenfield
Richard Greenfield
National Mutual Funds Management (Global), Ltd.
Melbourne, Australia

November 4, 1997





------
/1/The Morgan Stanley Capital International World Free Index measures performance of 22 global stock markets. The Lipper Global Government Bond Index measures performance of the 30 largest mutual funds with that investment objective. The indices are not managed and do not reflect the deduction of expenses associated with a mutual fund.
Foreign investing involves a greater degree of risk and volatility.

--------------------------------------------------------------------------------

Report From Koeneman Capital Management                          Ernst Asia Fund
--------------------------------------------------------------------------------

Dear Shareholders:
The Asia Fund was down 13.0% (excluding sales load) for the six-month period ended September 30, 1997. In contrast, the Morgan Stanley Capital International
(MSCI) AC Far East Free Index (including Japan) was up 1.39%, and the MSCI AC Far East Free Ex-Japan Index was down 15.3%. The large difference comes because of the performance of the Japanese market. The Tokyo Stock Price Index (TOPIX)/1/ was up 1.4%, and Japan constitutes about 75% of the MSCI AC Far East Free Index. The Fund however is limited to a maximum of 25% weight in Japan, as per the conditions set forth in the prospectus. The Morningstar International/Pacific Funds average by comparison was down 3.0% in the six-month period./2/

The recent volatility in Asian currencies took its toll on the Fund. Since the Fund does not hedge any of its currency exposures, the sharp decline in the value of most Asian currencies against the U.S. dollar impacted the Fund. About two thirds of the value lost during this six-month period was from the currency side. Most of this came from our exposures in Malaysia, Japan, the Philippines and Indonesia.

On the equity side, allocations to Hong Kong and Taiwan securities added value, while those in Malaysia, the Philippines and Singapore lost value for the Fund. Overall, asset allocation and stock selection made negative contributions to the Fund. Stock selection in the Philippines, Taiwan and Thailand added value for the Fund, while Japan, Malaysia, Singapore and Hong Kong lost value. We refurbished our Japanese portfolio in June, and it added value during the quarter ended September 30, 1997.

The Fund's cash position was high at the beginning of the six-month period. The Fund was invested more fully into June and July, as weightings in Taiwan and Japan were raised because the expected returns in these markets became positive. In the last two months, however, the cash level has been raised again, primarily by cutting down our exposures in Hong Kong and Taiwan. The Hong Kong and Malaysian weights have been reduced further since the end of September.

The Japan weight was reduced in April, as it was felt that the consumption tax increase on April 1, 1997, and the increase in consumption in March 1997 to beat the tax hike would mean reduced domestic demand going forward. Indeed, the slippage in domestic demand turned out to be worse than expected. Given the much larger problems in the Southeast Asian economies and the guideline for the Fund to be invested at least 65% in equities, the Japan weight has been raised to the maximum permitted level again.

Malaysia is one of the few countries at this point in time whose expected return is positive according to our models. Given the correction in the market, we feel there is limited downside in the market. The Hong Kong weights have been reduced over the last two months. Our view was that Hong Kong would be a safer market for investment than Thailand or Taiwan, as lower interest rates in China would stimulate the Hong Kong market. Though the rate cut in China has come about, the Hong Kong market has been severely affected by the weakness in U.S. equities. We have reduced our Hong Kong weights further in October.


--------------------------------------------------------------------------------

Report From Koeneman Capital Management                          Ernst Asia Fund
--------------------------------------------------------------------------------
Our current target weights as a percentage of total investments are as follows*:

COUNTRY                                                                 TARGET %
-------                                                                 --------
Japan..................................................................    25
Hong Kong..............................................................    10
Singapore..............................................................    15
Malaysia...............................................................    12
Thailand...............................................................    --
Indonesia..............................................................     2
Philippines............................................................     2
Taiwan.................................................................    --
Korea..................................................................    --
Total Equities.........................................................    66%
Total Cash.............................................................    34%

The top ten holdings as of September 30, 1997, as a percentage of the total investments are as follows*:

                                                                         % OF
COMPANY                                                       COUNTRY  PORTFOLIO
-------                                                      --------- ---------
Hutchison Whampoa Ltd....................................... Hong Kong    5.2%
Matsushita Electric Industrial Co. Ltd...................... Japan        2.9
Telekom Malaysia Berhad..................................... Malaysia     2.9
77 Bank..................................................... Japan        2.8
Toyota Motor Corp........................................... Japan        2.8
Sun Hung Kai Properties Ltd................................. Hong Kong    2.4
Malayan Banking Berhad...................................... Malaysia     2.2
Sony Corp................................................... Japan        2.2
Sime Darby Berhad........................................... Malaysia     2.1
Takeda Chemical Industries.................................. Japan        2.1

MARKET EXPECTATIONS GOING FORWARD

At this point in time, we remain concerned on the outlook for Asian markets as a whole. This shows in our cash target, which is close to the 35% guideline as stated in the prospectus. The only two markets we are reasonably comfortable with are Japan and Singapore.

The Singapore stock market has been battered along with the rest of the region. Though Singapore will undoubtedly suffer from a slowdown in the rest of the region, we feel the magnitude of the sell-off has been overdone. Unlike Thailand or Indonesia, the fundamentals of the Singapore economy are still intact. Inflation is under control; the current account is in surplus; fiscal discipline is tight; and there is no problem of excess private sector indebtedness. While the currency has slipped against the U.S. dollar in sympathy with the other Southeast Asian currencies, there has been none of the vicious fall in the currency, along with all the consequent destabilizing effects, seen in the rest of Southeast Asia.

The effects of the recent currency volatility in Southeast Asia are still not over. Interest rates remain high; earnings momentum is negative; and valuations are changing rapidly as the underlying earnings streams change. In these uncertain conditions, we expect to keep cash levels high in the near future. This should insulate us against any near-term weakness, as well as enable us to participate in the strong market recoveries, which we anticipate in the medium term.

Respectfully,

/s/ John J. Koeneman
John J. Koeneman
Koeneman Capital Management Pte Ltd.
Singapore

November 4, 1997

------
*Portfolio composition is subject to change.
/1/The Tokyo Stock Price Index (TOPIX) is designed to reflect the general movement of the Japanese stock market. The index consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies.
/2/The Morgan Stanley Capital International All Country Far East Index measures performance of the stock markets in eight developed and emerging market countries in the Far East, and the Morningstar weighted average return of International/Pacific Funds measures the performance of over 100 mutual funds with that investment objective. The MSCI AC Far East Free Index is not managed and does not reflect the deduction of expenses associated with a mutual fund. Foreign investing involves a greater degree of risk and volatility.

--------------------------------------------------------------------------------

Report From National Mutual Funds Management        Ernst Global Resources Fund
-------------------------------------------------------------------------------

Dear Shareholders:
For the six months ended September 30, 1997, the Fund gained 1.1% (excluding sales charges), compared with the Morgan Stanley Capital International World Free Index of 18.5% and the Morningstar Specialty/Natural Resources Funds average of 22.8%./1/

Overall performance was very disappointing for the six-month period. The primary reasons for the fund falling behind the Morningstar Average are as follows:

 . Underweight position in the energy sector, including oil service companies, international integrated producers and U.S.-based exploration/production companies. In addition, the Australian energy stocks had a mixed period of performance after a very strong performance in the previous six months.

 . Overweight position in gold stocks. We see very good long-term value in gold stocks. However, the impact of Central Bank selling has been a major negative for the gold price, and due to this, investor sentiment is very poor.

 . Overweight position in metal and minerals. The recent currency and interest rate turmoil in Asia has had a direct impact upon expectations of global metal and mineral consumption. This has resulted in a major pullback in equity prices for metal and mineral stocks.

PORTFOLIO COMPOSITION

While the composition of the Fund's investments is subject to change, as of September 30, 1997, the top ten equity holdings as a percentage of total investments were as follows:

COMPANY                 SECTOR               % OF PORTFOLIO
----------------------  -------------------- --------------
Kaiser Aluminum         Aluminum                  6.1
Oil Search Limited      Oil & Gas Production      5.6
Freeport McMoran        Diversified Mining        5.0
Alcan Aluminum          Aluminum                  4.9
Barrick Gold            Gold Mining               4.6
Rio Tinto plc           Diversified Minerals      4.5
Cominco Ltd.            Diversified Metals        4.3
Woodside Petroleum      Oil & Gas Production      3.5
Rio Tinto (Aust.) Ltd.  Diversified Minerals      3.3
Newmont Mining          Gold Mining               3.0

MARKET EXPECTATIONS AND INVESTMENT STRATEGY

Global economic growth forecasts are at the forefront of our strategy. We are concerned about the implications of the recent events in Asia and the strong possibility that the region could experience a major slowdown over the next two years.

In addition, the expectation that the U.S. economy, which has been the best performing economy for the past six years, will experience slower growth in 1998 versus 1997 implies a more subdued global growth outlook than we forecast some six to nine months ago. Because of this potential situation, we expect metals and mineral stocks to remain relatively lackluster over the next six months.

The gold sector should be led by the gold price. Central Bank selling is still a considerable potential negative, while any weakness in the U.S. dollar would be positive. Gold stocks are cheap but will likely remain so in the short term.

Within the energy sector, the U.S./Northern Hemisphere winter conditions will play a major role in setting energy prices over the next three months. We expect the oil prices to be slightly down over

-------------------------------------------------------------------------------

Report From National Mutual Funds Management        Ernst Global Resources Fund
-------------------------------------------------------------------------------
the next six months, reflecting the global economic slowdown.

As discussed above, the next six months may prove to be difficult for the sectors in which the Fund invests. However, the prudent investor, rather than expecting dramatic short-term gains, should remain focused on the long-term view.

Respectfully,

/s/ Paul Willis
Paul Willis
National Mutual Funds Management (Global), Ltd.
Melbourne, Australia





------
/1/The Morgan Stanley Capital International World Free Index measures performance of 22 global stock markets. The Morningstar weighted average return of Specialty/Natural Resources Fund measures the performance of over 40 mutual funds with that investment objective. The MSCI World Free Index is not managed and does not reflect the deduction of expenses associated with a mutual fund.
Foreign investing involves a greater degree of risk and volatility.
This material must be preceded or accompanied by a current prospectus.
BISYS Fund Services, Distributor.

11/97

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                      Statements of Assets and Liabilities
                                     Page 9

                            Statements of Operations
                                    Page 10

                      Statements of Changes in Net Assets
                                    Page 11

                       Schedules of Portfolio Investments
                                    Page 12

                         Notes to Financial Statements
                                    Page 18

                              Financial Highlights
                                    Page 25

COVENTRY GROUP
ERNST WORLD FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

                                            ERNST
                                            GLOBAL                   ERNST
                                            ASSET         ERNST      GLOBAL
                                          ALLOCATION      ASIA     RESOURCES
                                             FUND         FUND        FUND
                                         ------------  ----------  -----------
ASSETS:
Investments, at value (cost $6,773,640,
 $5,224,426, and $10,602,038,
 respectively)...........................  $6,833,799  $4,343,496  $10,787,154
Interest and dividends receivable........      53,429       9,304       35,560
Foreign currency (cost $0, $1,026,456,
and $1,845, respectively)................         --      995,845        1,844
Receivable from investment advisor.......      30,525      16,544       17,904
Receivable from brokers for investments
sold.....................................         --       20,439          --
Reclaims receivable......................         --           19        2,382
Unamortized organization costs...........      22,288       3,481        5,571
Net variation margin on open futures
contracts................................      14,906         --           --
Prepaid expenses and other assets........       2,610       6,004        1,208
                                           ----------  ----------  -----------
   Total Assets..........................   6,957,557   5,395,132   10,851,623
                                           ----------  ----------  -----------
              LIABILITIES:
Investment securities purchased..........         --        7,181          --
Accrued expenses and other payables:
  Investment advisory fees...............       6,148         --           --
  Administration fees....................         411         411          411
  Distribution and shareholder service
   fees..................................       1,397       1,114        2,188
  Custodian..............................       6,669       2,086        1,496
  Printing...............................       7,172       3,214        5,008
  Accounting and transfer agent fees.....       3,980         --         2,299
  Legal and audit fees...................       6,577         --           --
  Postage................................         --          651          --
  Other..................................       3,995          87        4,614
                                           ----------  ----------  -----------
   Total Liabilities.....................      36,349      14,744       16,016
                                           ----------  ----------  -----------
               NET ASSETS:
Paid-in capital..........................   6,008,468   6,107,965   10,570,192
Accumulated (Distributions in excess of)
net investment income....................      59,982     (16,628)     (26,358)
Net unrealized appreciation
(depreciation) from investments..........     146,658    (838,185)      91,958
Net unrealized appreciation
 (depreciation) from translation of
 assets and liabilities in foreign
 currencies..............................          11     (73,552)      92,946
Accumulated undistributed net realized
 gains (losses) from investment
 transactions including futures
 contracts...............................     719,798     165,939      188,556
Accumulated undistributed net realized
 gains (losses) from foreign currency
 transactions............................     (13,709)     34,849      (81,687)
                                           ----------  ----------  -----------
Net Assets...............................  $6,921,208  $5,380,388  $10,835,607
                                           ==========  ==========  ===========
Outstanding shares.......................     592,517     605,818    1,033,272
                                           ==========  ==========  ===========
Net asset value and redemption price per
share....................................      $11.68       $8.88       $10.49
                                           ==========  ==========  ===========
Maximum sales charge.....................        5.50%       4.25%        4.25%
                                           ==========  ==========  ===========
Maximum offering price per share.........      $12.36       $9.27       $10.96
                                           ==========  ==========  ===========

                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS

                            STATEMENTS OF OPERATIONS
                              FOR THE PERIOD ENDED
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

                                        ERNST GLOBAL               ERNST GLOBAL
                                      ASSET ALLOCATION ERNST ASIA   RESOURCES
                                            FUND          FUND         FUND
                                      ---------------- ----------  ------------
INVESTMENT INCOME:
Interest income.....................      $253,581     $  19,256     $ 48,615
Dividend income.....................           --         61,179       67,300
Other...............................           --         42,434       23,586
Foreign tax withholding.............           --         (9,638)      (8,612)
                                          --------     ---------     --------
  Total Income......................       253,581       113,231      130,889
                                          --------     ---------     --------
EXPENSES:
Investment advisory fees............        35,521        30,869       54,341
Administration fees.................        18,801        18,801       18,802
Distribution and shareholder service
fees................................         8,073         7,717       13,585
Custodian fees......................         2,679         5,805        5,175
Legal and audit fees................        11,379        11,652       19,632
Organization costs..................        15,189         7,869       10,614
Trustees' fees and expenses.........           366           261          444
Accounting and transfer agent fees..        22,510        31,153       27,376
Registration and filing fees........         6,666         4,689        4,581
Printing costs......................         4,820         3,137        5,617
Other...............................           315           184          183
                                          --------     ---------     --------
  Total Expenses....................       126,319       122,137      160,350
Less: Fee waivers/reimbursements....       (39,084)      (45,690)     (39,531)
                                          --------     ---------     --------
  Net Expenses......................        87,235        76,447      120,819
Net Investment Income...............       166,346        36,784       10,070
                                          --------     ---------     --------
REALIZED AND UNREALIZED GAINS
(LOSSES) FROM
INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gains (losses) from
investment transactions.............           --         51,207      201,286
Net realized gains (losses) from
futures contracts...................       394,029           --           --
Net realized gains (losses) from
foreign currency transactions.......       (10,607)        8,741      (19,234)
Net change in unrealized
 appreciation (depreciation) from
 investments........................       148,568      (861,301)     (79,405)
Net change in unrealized
 appreciation (depreciation) from
 translation of assets and
 liabilities in foreign currencies..            24       (30,181)       1,680
                                          --------     ---------     --------
Net realized and unrealized gains
 (losses) from investments and
 foreign currencies.................       532,014      (831,534)     104,327
                                          --------     ---------     --------
Change in net assets resulting from
operations..........................      $698,360     $(794,750)    $114,397
                                          ========     =========     ========

                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                               ERNST GLOBAL                                        ERNST GLOBAL
                             ASSET ALLOCATION             ERNST ASIA                 RESOURCES
                                   FUND                      FUND                      FUND
                         ------------------------  ------------------------  -------------------------
                          SIX MONTHS    JULY 2,     SIX MONTHS      YEAR      SIX MONTHS      YEAR
                             ENDED      1996 TO        ENDED       ENDED         ENDED        ENDED
                         SEPTEMBER 30, MARCH 31,   SEPTEMBER 30, MARCH 31,   SEPTEMBER 30,  MARCH 31,
                             1997       1997 (A)       1997         1997         1997         1997
                         ------------- ----------  ------------- ----------  ------------- -----------
                          (UNAUDITED)               (UNAUDITED)               (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income
 (loss).................  $  166,346   $   (3,279)  $   36,784   $  (68,216)  $    10,070  $   (69,057)
 Net realized gains
  (losses) from
  investment
  transactions..........         --        31,460       51,207      237,625       201,286      (73,561)
 Net realized gains
  (losses) from futures
  contracts.............     394,029      291,208          --           --            --           --
 Net realized gains
  (losses) from foreign
  currency transactions.     (10,607)      (3,102)       8,741       29,306       (19,234)     (62,453)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........     148,568       (1,910)    (861,301)    (308,019)      (79,405)     (66,512)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  translation of assets
  and liabilities in
  foreign currencies....          24          (13)     (30,181)     (36,441)        1,680       (1,974)
                          ----------   ----------   ----------   ----------   -----------  -----------
Change in net assets
 resulting from
 operations.............     698,360      314,364     (794,750)    (145,745)      114,397     (273,557)
                          ----------   ----------   ----------   ----------   -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment
income..................     (96,484)         --       (42,434)         --        (23,586)         --
In excess of net
investment income.......         --        (3,500)         --       (64,549)          --           --
From net realized gains
on investments..........         --           --           --      (190,052)          --           --
                          ----------   ----------   ----------   ----------   -----------  -----------
Change in net assets
 from shareholder
 distributions..........     (96,484)      (3,500)     (42,434)    (254,601)      (23,586)         --
                          ----------   ----------   ----------   ----------   -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued.................     434,832    5,575,623       34,106      656,307       190,712      420,536
 Dividends reinvested...       9,317        3,500        5,848      254,529         1,203          --
 Cost of shares
 redeemed...............      (4,984)      (9,820)    (137,628)     (60,352)      (44,457)      (6,465)
                          ----------   ----------   ----------   ----------   -----------  -----------
 Change in net assets
  from share
  transactions..........     439,165    5,569,303      (97,674)     850,484       147,458      414,071
                          ----------   ----------   ----------   ----------   -----------  -----------
 Change in net assets...   1,041,041    5,880,167     (934,858)     450,138       238,269      140,514
NET ASSETS:
 Beginning of period....   5,880,167          --     6,315,246    5,865,108    10,597,338   10,456,824
                          ----------   ----------   ----------   ----------   -----------  -----------
 End of period..........  $6,921,208   $5,880,167   $5,380,388   $6,315,246   $10,835,607  $10,597,338
                          ==========   ==========   ==========   ==========   ===========  ===========
SHARE TRANSACTIONS:
 Issued.................      38,484      554,219        3,412       62,232        18,154       40,126
 Reinvested.............         836          329          551       24,427           111          --
 Redeemed...............        (430)        (920)     (13,404)      (5,792)       (4,162)        (653)
                          ----------   ----------   ----------   ----------   -----------  -----------
Change in shares........      38,890      553,628       (9,441)      80,867        14,103       39,473
                          ==========   ==========   ==========   ==========   ===========  ===========

------
(a) Period from commencement of operations.
                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST GLOBAL ASSET ALLOCATION FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------  ----------
 U.S. TREASURY NOTES (21.7%):
 $350,000  5.88%, 2/15/04...........................................  $  346,391
  500,000  6.88%, 5/15/06...........................................     522,813
  500,000  8.75%, 5/15/20...........................................     633,281
                                                                      ----------
   Total U.S. Treasury Notes                                           1,502,485
                                                                      ----------

 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                          VALUE
 ---------- ------------------------------------------------------   ----------
 TIME DEPOSITS (77.0%) (B):
 UNITED STATES (77.0%):
 $5,331,314 Union Bank of California, 4.91%, dated 09/30/97, due
             10/1/97..............................................   $5,331,314
                                                                     ----------
   Total Time Deposits                                                5,331,314
                                                                     ----------
   Total Investments (Cost--$6,773,640) (a)                          $6,833,799
                                                                     ==========

------
Percentages indicated are based on net assets of $6,921,208.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.............. $60,159
    Unrealized depreciation..............     --
                                          -------
    Net unrealized appreciation.......... $60,159
                                          =======

(b) The Fund has temporarily invested in futures contracts. As of September 30, 1997, $220,191 of time deposits was reserved for these contracts.


OPEN FUTURES CONTRACTS AS OF SEPTEMBER 30, 1997

                                                                       CURRENT
                                                              OPENING  MARKET
   # OF                                                      POSITIONS  VALUE
 CONTRACTS           CONTRACT TYPE                COUNTRY      (000)    (000)
 --------- ---------------------------------   ------------- --------- -------
           LONG CONTRACTS--BONDS
     4     Australian, March 1998              Australia      $  407   $  413
                                                              ======   ======
           10 year Australian Treasury Bonds
           LONG CONTRACTS--EQUITIES
     3     Australian SPI, December 1997       Australia         153      152
     3     CAC Index, December 1997            France            299      306
     2     DAX (DTB), December 1997            Germany           440      474
     3     FTSE 100, December 1997             Great Britain     603      645
     5     Hang Sang Index, December 1997      Hong Kong         465      489
     1     SPX (CME), December 1997            U.S.              479      477
     4     TOPIX Index, December 1997          Japan             480      457
                                                              ------   ------
                                                              $2,919   $3,000
                                                              ======   ======

                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST ASIA FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 COMMON STOCKS (68.9%):
 HONG KONG (14.6%):
 Banks (1.4%):
    2,000  HSBC Holdings plc.......................................   $   66,938
    2,200  Wing Hang Bank Ltd......................................        9,609
                                                                      ----------
                                                                          76,547
                                                                      ----------
 Diversified (5.5%):
   15,000  Cosco Pacific Ltd.......................................       26,652
   23,000  Hutchison Whampoa Ltd...................................      226,626
    5,500  Swire Pacific Ltd. "A"..................................       42,111
                                                                      ----------
                                                                         295,389
                                                                      ----------
 Real Estate (4.9%):
    6,000  Cheung Kong (Holdings) Ltd..............................       67,455
    7,000  Henderson Land Development Co. Ltd......................       60,154
    9,000  Sun Hung Kai Properties Ltd.............................      105,834
    8,000  Wharf (Holdings) Ltd....................................       29,463
                                                                      ----------
                                                                         262,906
                                                                      ----------
 Utilities (2.8%):
    9,000  Asia Satellite Telecommunications Holdings Ltd.(b)......       25,005
    9,500  China Light & Power Co. Ltd.............................       52,297
   20,000  Hongkong Electric Holdings Ltd..........................       74,433
                                                                      ----------
                                                                         151,735
                                                                      ----------
  Total Hong Kong                                                        786,577
                                                                      ----------
 INDONESIA (2.3%):
 Automobiles (0.4%):
   26,000  Astra International--Foreign............................       23,654
                                                                      ----------
 Banks (0.2%):
   32,664  Bank Internasional Indonesia--Foreign...................        9,490
                                                                      ----------
 Financial Services (0.2%):
   29,000  Putra Surya Multi--Foreign..............................       13,303
                                                                      ----------
 Fisheries (0.7%):
   21,000  Daya Guna Samudera--Foreign.............................       35,000
                                                                      ----------
 Real Estate (0.2%):
   16,500  Kawasan Industri Jababeka--Foreign......................       10,344
                                                                      ----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 COMMON STOCKS, CONTINUED:
 INDONESIA, CONTINUED:
 Telecommunications (0.5%):
   25,000  Telekomunikasi Indonesia--Foreign.......................   $   27,714
                                                                      ----------
 Transportation Services (0.1%):
   11,275  Steady Safe Transportation--Foreign.....................        4,396
                                                                      ----------
  Total Indonesia                                                        123,901
                                                                      ----------
 JAPAN (25.8%):
 Automobiles (2.3%):
    4,000  Toyota Motor Corp.......................................      122,587
                                                                      ----------
 Banks (5.4%):
   12,000  77 Bank.................................................      122,255
    2,000  Bank of Tokyo--Mitsubishi...............................       38,102
    4,000  Sanwa Bank Ltd..........................................       49,035
    4,000  The Sumitomo Bank Ltd...................................       60,300
    2,000  Sumitomo Trust & Banking................................       19,879
                                                                      ----------
                                                                         289,571
                                                                      ----------
 Electronic & Electrical (6.4%):
    7,000  Matsushita Electric Industrial Co. Ltd..................      126,398
    3,000  Matsushita Electric Works...............................       31,310
    1,000  Sony Corp...............................................       94,426
    1,000  TDK Corp................................................       89,456
                                                                      ----------
                                                                         341,590
                                                                      ----------
 Manufacturing (1.4%):
    4,000  Nitto Denko Corp........................................       74,878
                                                                      ----------
 Pharmaceuticals (2.6%):
    3,000  Banyu Pharmaceutical Co. Ltd............................       49,201
    3,000  Takeda Chemical Industries..............................       89,953
                                                                      ----------
                                                                         139,154
                                                                      ----------
 Radio & Television (1.6%):
    5,000  Tokyo Broadcasting System...............................       88,213
                                                                      ----------
 Retail (2.7%):
    7,000  Isetan Co...............................................       67,258
    5,000  Uny Co. Ltd.............................................       75,375
                                                                      ----------
                                                                         142,633
                                                                      ----------

                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST ASIA FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 COMMON STOCKS, CONTINUED:
 JAPAN, CONTINUED:
 Steel--Producers (0.8%):
   19,000  Nippon Steel Corp.......................................   $   41,862
                                                                      ----------
 Telecommunications (1.0%):
        6  Nippon Telegraph & Telephone Corp.......................       55,164
                                                                      ----------
 Textile Manufacturing (1.3%):
    5,000  Onward Kashiyama Co. Ltd................................       72,061
                                                                      ----------
 Wire & Cable Products (0.3%):
    2,000  Fujikura Ltd............................................       14,296
                                                                      ----------
  Total Japan                                                          1,382,009
                                                                      ----------
 MALAYSIA (12.5%):
 Automobiles (2.1%):
   13,000  Edaran Otomobil Nasional Berhad.........................       52,136
   22,000  Perusahaan Otomobil Nasional Berhad.....................       61,421
                                                                      ----------
                                                                         113,557
                                                                      ----------
 Banks (3.6%):
   19,000  AMMB Holdings Berhad....................................       49,822
   42,000  Commerce Asset Holdings Berhad..........................       47,163
   19,000  Malayan Banking Berhad..................................       95,540
                                                                      ----------
                                                                         192,525
                                                                      ----------
 Diversified Operations (2.9%):
   80,000  Magnum Corp. Berhad.....................................       70,337
   43,000  Sime Darby Berhad.......................................       89,540
                                                                      ----------
                                                                         159,877
                                                                      ----------
 Leisure & Recreation (1.5%):
   28,000  Berjaya Sports Toto Berhad..............................       80,332
                                                                      ----------
 Telecommunications (2.4%):
   42,000  Telekom Malaysia Berhad.................................      127,624
                                                                      ----------
  Total Malaysia                                                         673,915
                                                                      ----------
 THE PHILIPPINES (1.6%):
 Beverages--Wine/Spirits (0.2%):
    7,000  La Tondena Distillers, Inc..............................        6,725
    1,800  San Miguel Corp. Class "B"..............................        2,908
                                                                      ----------
                                                                           9,633
                                                                      ----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 COMMON STOCKS, CONTINUED:
 THE PHILIPPINES, CONTINUED:
 Construction (0.0%):
    5,800  DMCI Holdings, Inc. (b).................................   $      464
                                                                      ----------
 Diversified Operations (0.1%):
   54,000  Metro Pacific Corp......................................        6,524
                                                                      ----------
 Electronics & Electrical (0.9%):
   71,250  Ionics Circuit, Inc.....................................       47,707
                                                                      ----------
 Oil Refining & Marketing (0.0%):
   14,200  Petron Corp.............................................        1,819
                                                                      ----------
 Paper & Related Products (0.0%):
   26,000  PICOP Resources, Inc....................................        1,120
                                                                      ----------
 Real Estate (0.3%):
   11,053  Ayala Land, Inc. "B"....................................        5,390
   49,000  Belle Corp. (b).........................................        6,420
   36,000  Filinvest Land, Inc. (b)................................        3,930
                                                                      ----------
                                                                          15,740
                                                                      ----------
 Retail (0.0%):
   33,000  Uniwide Holdings, Inc. (b)..............................        2,344
                                                                      ----------
 Utilities--Electric (0.1%):
      170  Philippine Long Distance Telephone Co...................        4,603
                                                                      ----------
  Total Philippines                                                       89,954
                                                                      ----------
 SINGAPORE (11.8%):
 Airlines (1.5%):
   11,000  Singapore Airlines Ltd..................................       81,241
                                                                      ----------
 Banks (5.5%):
    7,000  Development Bank of Singapore Ltd.......................       71,371
   11,438  Overseas Chinese Banking Corp. Ltd......................       79,243
   15,800  Overseas Union Bank Ltd.................................       70,221
   10,000  United Overseas Bank Ltd................................       73,855
                                                                      ----------
                                                                         294,690
                                                                      ----------
 Publishing (1.3%):
    5,000  Singapore Press Holdings Ltd............................       73,528
                                                                      ----------

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST ASIA FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 COMMON STOCKS, CONTINUED:
 SINGAPORE, CONTINUED:
 Real Estate Investment & Management (2.3%):
   10,000  City Developments Ltd...................................   $   64,705
   25,000  DBS Land Ltd............................................       60,783
                                                                      ----------
                                                                         125,488
                                                                      ----------
 Textiles (1.2%):
   30,000  Wing Tai Holdings Ltd...................................       61,960
                                                                      ----------
  Total Singapore                                                        636,907
                                                                      ----------
 SOUTH KOREA (0.0%):
 Mining--Diversified (0.0%):
       99  Yukong--GDR (b).........................................          920
                                                                      ----------
 Utilities--Telecommunication (0.0%):
       70  SK Telecom Co. Ltd.--ADR................................          630
                                                                      ----------
  Total South Korea                                                        1,550
                                                                      ----------
 THAILAND (0.3%):
 Electronics & Electrical (0.3%):
    2,300  K.R. Precision plc--Foreign (b).........................       16,474
                                                                      ----------
  Total Thailand                                                          16,474
                                                                      ----------
  Total Common Stocks                                                  3,711,287
                                                                      ----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 WARRANTS (0.0%):
 INDONESIA (0.0%):
    4,592  Bank Internasional Indonesia............................   $      392
                                                                      ----------
 THE PHILIPPINES (0.0%):
    9,800  Bell Corp...............................................            0
    1,100  Philippine National Bank (b)............................          160
                                                                      ----------
  Total Warrants                                                             552
                                                                      ----------
 TIME DEPOSITS (11.7%):
 UNITED STATES (11.7%):
 $631,657  Union Bank of California, 4.91%,
            dated 9/30/97, due 10/1/97.............................      631,657
                                                                      ----------
  Total Time Deposits                                                    631,657
                                                                      ----------
  Total Investments (Cost--$5,224,426) (a)                            $4,343,496
                                                                      ==========

------
Percentages indicated are based on net assets of $5,380,388.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation......... $   218,493
    Unrealized depreciation.........  (1,099,423)
                                     -----------
    Net unrealized depreciation..... $  (880,930)
                                     ===========

(b) Represents non-income producing securities.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
plc--Public Limited Company

                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST GLOBAL RESOURCES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (69.5%):
 AUSTRALIA (30.3%):
 Diversified Minerals (4.9%):
   23,475  Rio Tinto Ltd..........................................   $   352,731
   38,500  WMC Ltd................................................       180,657
                                                                     -----------
                                                                         533,388
                                                                     -----------
 Gold Mining (3.5%):
  200,000  Centaur Mining & Exploration (b).......................       189,723
   39,600  Delta Gold NL..........................................        47,315
   70,077  Normandy Mining Ltd....................................        88,804
   19,000  Plutonic Resources Ltd.................................        52,145
                                                                     -----------
                                                                         377,987
                                                                     -----------
 Metals--Diversified (1.6%):
  105,000  Pasminco Ltd...........................................       174,879
                                                                     -----------
 Metals--Fabrication (1.0%):
   40,000  RGC Ltd................................................       111,111
                                                                     -----------
 Mining--Diversified (4.4%):
   24,800  The Broken Hill Proprietary Company Ltd................       288,773
  150,000  M.I.M. Holdings Ltd....................................       183,568
                                                                     -----------
                                                                         472,341
                                                                     -----------
 Oil & Gas Production (11.8%):
   80,200  Novus Petroleum........................................       304,316
  260,300  Oil Search Ltd.........................................       599,407
   39,300  Woodside Petroleum.....................................       374,855
                                                                     -----------
                                                                       1,278,578
                                                                     -----------
 Precious Metals (3.1%):
   93,200  North Ltd..............................................       329,011
                                                                     -----------
  Total Australia                                                      3,277,295
                                                                     -----------
 BRITAIN (4.5%):
 Diversified Minerals (4.5%):
   30,450  Rio Tinto plc..........................................       487,217
                                                                     -----------
  Total Britain                                                          487,217
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 CANADA (4.2%):
 Metal--Diversified (4.2%):
   18,400  Cominco Ltd. (b).......................................   $   460,415
                                                                     -----------
  Total Canada                                                           460,415
                                                                     -----------
 SOUTH AFRICA (1.6%):
 Diversified Minerals (1.6%):
   40,000  Billiton plc (b).......................................       153,994
    8,000  Gencorp Ltd............................................        18,874
                                                                     -----------
  Total South Africa                                                     172,868
                                                                     -----------
 UNITED STATES (28.9%):
 Gold Mining (9.4%):
   11,000  Ashanti Goldfields Co. Ltd.............................       113,850
    8,110  Ashanti Goldfields GDR.................................        89,210
   20,073  Barrick Gold Corp......................................       496,807
    7,100  Newmont Mining.........................................       319,056
                                                                     -----------
                                                                       1,018,923
                                                                     -----------
 Metal--Aluminum (13.6%):
   15,070  Alcan Aluminum Ltd.....................................       523,683
    7,100  Alumax, Inc. (b).......................................       290,213
   46,280  Kaiser Aluminum Corp. (b)..............................       656,598
                                                                     -----------
                                                                       1,470,494
                                                                     -----------
 Metal--Diversified (0.2%):
      920  Cominco Ltd............................................        23,000
                                                                     -----------
 Mining--Diversified (5.7%):
   18,700  Freeport McMoRan Copper & Gold.........................       538,792
    1,700  Newmont Gold Co........................................        78,413
                                                                     -----------
                                                                         617,205
                                                                     -----------
  Total United States                                                  3,129,622
                                                                     -----------
  Total Common Stock                                                   7,527,417
                                                                     -----------

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST GLOBAL RESOURCES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 RIGHTS (0.1%):
 Australia (0.1%):
   30,000  Pasminco Ltd...........................................   $     6,300
                                                                     -----------
  Total Rights                                                             6,300
                                                                     -----------

   SHARES
     OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 TIME DEPOSITS (30.0%):
 United States (30.0%):
 $3,253,437 Union Bank of California, 4.91%, dated 9/30/97, due
             10/1/97.............................................   $ 3,253,437
                                                                    -----------
  Total Time Deposits                                                 3,253,437
                                                                    -----------
  Total Investments (Cost--$10,602,038)(a)                          $10,787,154
                                                                    ===========

------
Percentages indicated are based on net assets of $10,835,607.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation........... $ 957,383
    Unrealized depreciation...........  (772,267)
                                       ---------
    Net unrealized appreciation....... $ 185,116
                                       =========

(b) Represents non-income producing securities.

GDR--Global Depository Receipt.
plc--Public Limited Company

                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1997
                                  (UNAUDITED)

1. ORGANIZATION:

 The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Ernst Global Asset Allocation Fund, the Ernst Asia Fund, and the Ernst Global Resources Fund (individually, a "Fund"; collectively, the "Funds"), each a series of the Group, commenced operations July 2, 1996, December 6, 1995, and December 11, 1995, respectively. Between the date of organization and the date of commencement of operations, the Funds earned no investment income and had no operations other than incurring organizational costs. Each Fund seeks long-term capital appreciation.

 The Group is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Sales of shares of the Funds may be made to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

   Portfolio securities for which market quotations are readily available are valued based on their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are not readily available, including restricted securities and securities purchased in private transactions are valued at their fair market value in the investment adviser's best judgment under the supervision of the Group's Board of Trustees. Investments in debt securities with remaining maturity of sixty days or less are valued based on amortized cost which approximates market value. Investments in investment companies are valued at their respective net asset values as reported by such companies. Investments in foreign securities, currency holdings and other assets and liabilities of the Funds are valued based on quotations from the primary market in which they are traded and are translated from the local currency to U.S. dollars using current exchange rates. The differences between cost and market value of investments held by the Funds are reflected as either unrealized appreciation or depreciation.

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1997
                                  (UNAUDITED)

   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   FOREIGN INVESTMENTS:

   Investments in foreign securities are subject to certain risks that differ in some respects from investments in securities of domestic issuers. Such risks include trade balances and imbalances, related economic policies, future adverse political, economic and social developments, the possible imposition of withholding taxes on interest and dividends, possible seizure, nationalization or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or the adoption of other foreign governmental laws and restrictions. Additional risks include the difficulty in obtaining or enforcing a court judgment abroad, restrictions on foreign investment in other jurisdictions, reduced levels of capital invested abroad, difficulties in transaction settlement, different accounting and financial standards and the possibility of price volatility and reduced liquidity in certain foreign markets.

   Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

   Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of applicable countries' tax rules and rates.

   The accounting records of the Funds are maintained in U.S. dollars. Investment securities, other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated to U.S. dollars at the exchange rate on the dates of the transactions.

   The Funds isolate that portion of the results of operations resulting from changes in currency exchange rates from the fluctuation arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1997
                                  (UNAUDITED)

   arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

   In order to offset the risks associated with trading securities denominated in foreign currencies, the Funds may enter into forward foreign currency exchange contracts ("forwards"), which are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with the changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

   The Funds may also purchase foreign currency options which give the Funds, as the option buyer, the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives the right, but not the obligation, to buy the currency, while a put option gives the right, but not the obligation, to sell the currency. The value of a call option rises if the underlying currency appreciates while the value of a put option rises if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against adverse movement in the value of the foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. If the value of the foreign currency option depreciated, the Fund would not have to exercise the option but could acquire or sell the foreign currency needed for settlement in the spot market.

   FUTURES CONTRACTS:

   The Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index. In addition, the Funds may enter into contracts for the future delivery of foreign currencies and futures contracts based on a specific foreign currency. At the time a Fund enters into a futures contract, an amount of cash, U.S. Government securities or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's custodian. When writing futures contracts, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are at least equal to the value of the instruments underlying the contract, or the Fund may cover its position by owning the instruments underlying the contract. Futures contracts are subject to risk that the interest rates, securities prices or foreign currency exchange rates move in an unanticipated manner.


                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1997
                                  (UNAUDITED)

   OPTIONS TRANSACTIONS:

   In order to hedge investment positions and facilitate buying and selling securities, the Funds may purchase call and put options and may write covered call options on individual securities and futures contracts. By writing call options, the Funds receive a premium and become obligated during the term of the option to sell securities at a set price if the option is exercised. The Funds will write only covered call options, thereby owning the underlying securities in the case of call options. To cover put options, the Funds will segregate cash or securities with a value at least equal to the exercise price. The risk in writing options is that the market value of the underlying securities could move in the opposite direction from what is anticipated. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

   Upon writing a covered option, an amount equal to the premium is recorded by the Funds as an asset or liability. The liability is marked-to-market each day to reflect the current value of the option, resulting in unrealized appreciation or depreciation. The Funds will realize a gain or loss upon expiration or closing of the option transaction. When options are exercised, the premium amount will be added to the proceeds from selling call options or subtracted from the cost of purchasing put options. For the period ended September 30, 1997, the Funds had no option activity.

   WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS:

   The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued or delayed-delivery transactions only for purposes of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage. When-issued securities are purchased for delivery beyond normal settlement dates at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for the securities nor earn income on them until they are received. The custodian will set aside sufficient cash or liquid securities in a separate account to make payment for the securities purchased. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction. The seller's failure to do so may cause a Fund to miss a price or yield considered to be advantageous.

   DIVIDENDS TO SHAREHOLDERS:

   Dividends from net investment income are declared and paid quarterly for each Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for each Fund.

   Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1997
                                  (UNAUDITED)

   differences are primarily due to differing treatments for foreign currency transactions, organization costs, expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences are reflected in the components of net assets.

   FEDERAL INCOME TAXES:

   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

   OTHER:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Expenses relating to the Funds collectively are prorated to the Funds on the basis of each Fund's relative net assets. Other expenses for the Group are prorated to the Funds and any other portfolios of the Group on the basis of relative net assets.

   ORGANIZATION COSTS:

   All expenses in connection with the Funds' organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Funds. Such expenses are being amortized over a period of two years commencing with the date of the initial public offering.

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 1997 are as follows:

                                                          PURCHASES    SALES
                                                          ---------- ----------
  Ernst Global Asset Allocation Fund..................... $3,035,072 $3,022,060
  Ernst Asia Fund........................................  4,719,615  4,393,580
  Ernst Global Resources Fund............................        --   2,456,846

4. RELATED PARTY TRANSACTIONS:

 Ernst & Company ("Ernst") serves as investment adviser to the Funds. Under the terms of the investment advisory agreement, Ernst is entitled to receive fees computed daily and paid monthly, at an annual rate of 1.10% of the average daily net assets of the Ernst Global Asset Allocation Fund and 1.00% of the average

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1997
                                  (UNAUDITED)

 daily net assets of the Ernst Asia Fund and the Ernst Global Resources Fund. Ernst supervises the investment management activities of the affiliated sub-advisers, National Mutual Funds Management (Global), Ltd., for the Ernst Global Asset Allocation Fund and the Ernst Global Resources Fund and Koeneman Capital Management Pte Ltd., Singapore for the Ernst Asia Fund. From its fees, Ernst pays to each sub-adviser 0.70% of the average daily net assets of the Ernst Global Asset Allocation Fund and 0.60% of the average daily net assets of the Ernst Asia Fund and the Ernst Global Resources Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves as administrator to the Group. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed based on 0.17% of the average daily net assets up to $500 million of each Fund. The fees are reduced on a sliding scale to 0.05% of average daily net assets in excess of $1 billion of each Fund. BISYS is entitled to a minimum annual fee of $37,500 per Fund.

 BISYS Ohio serves as transfer agent to the Funds. Pursuant to a Transfer Agency Agreement, BISYS Ohio is entitled to a minimum annual fee of $20,000 per Fund plus a specified amount per shareholder account. BISYS Ohio also serves as fund accountant to the Funds. Pursuant to a Fund Accounting Agreement, BISYS Ohio receives fees based on 0.03% of average daily net assets up to $500 million of each Fund. The fees are reduced on a sliding scale to 0.01% of average daily net assets in excess of $1 billion of each Fund. BISYS Ohio is entitled to a minimum annual fee of $20,000 per Fund.

 The Funds have adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 of the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net assets of each Fund. BISYS uses the fees to pay banks, broker-dealers and other institutions, including BISYS and its affiliates, for administrative and shareholder services and other similar services including distribution services in connection with the distribution of Fund shares. For the period ended September 30, 1997, BISYS received $27,443 of commissions from sales of shares of the Funds all of which BISYS reallowed to dealers of the Funds' shares including $622 to affiliates of the Funds.

 Ernst and BISYS have voluntarily undertaken to reimburse and/or waive all or a portion of their fees necessary to maintain total annual operating expenses of no more than 2.00% by fiscal year end 1998.


                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1997
                                  (UNAUDITED)
 Information regarding these transactions is as follows for the six months ended September 30, 1997:

                                                   INVESTMENT
                                                  ADVISORY FEES  ADMINISTRATION
                                                   VOLUNTARILY  FEES VOLUNTARILY
                                                   REIMBURSED       REDUCED
                                                  ------------- ----------------
  Ernst Global Asset Allocation..................    $37,193         $1,891
  Ernst Asia Fund................................     43,799          1,891
  Ernst Global Resources Fund....................     37,640          1,891

 National Mutual Life, an affiliate of the sub-adviser, National Mutual Funds Management (Global), Ltd., owns shares as of September 30, 1997, with aggregate values of $5,881,053, $4,646,416, and $10,202,363 of the Ernst
 Global Asset Allocation Fund, Ernst Asia Fund, and Ernst Global Resources Fund, respectively.

THE COVENTRY GROUP
ERNST WORLD FUNDS

                              FINANCIAL HIGHLIGHTS

                                                          ERNST GLOBAL
                                                        ASSET ALLOCATION
                                                              FUND
                                                     ------------------------
                                                      SIX MONTHS     JULY 2,
                                                         ENDED       1996 TO
                                                     SEPTEMBER 30,  MARCH 31,
                                                         1997       1997 (A)
                                                     -------------  ---------
                                                      (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD................    $10.62       $10.00
                                                        ------       ------
INVESTMENT ACTIVITIES
 Net investment income (loss).......................      0.29          --
 Net realized and unrealized gains (losses) from
 investments and foreign currencies.................      0.94         0.63
                                                        ------       ------
  Total from Investment Activities..................      1.23         0.63
                                                        ------       ------
DISTRIBUTIONS
 Net investment income..............................     (0.17)         --
 In excess of net investment income.................       --         (0.01)
                                                        ------       ------
  Total Distributions...............................     (0.17)       (0.01)
                                                        ------       ------
NET ASSET VALUE, END OF PERIOD......................    $11.68       $10.62
                                                        ======       ======
Total Return (excludes sales charge)................     11.65%(b)     6.27%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)..................    $6,921       $5,880
 Ratio of expenses to average net assets............      2.70%(c)     4.99%(c)
 Ratio of net investment income (loss) to average
 net assets.........................................      5.15%(c)    (0.08%)(c)
 Ratio of expenses to average net assets*...........      3.91%(c)      --
 Ratio of net investment income (loss) to average
 net assets*........................................      3.94%(c)      --
 Portfolio Turnover.................................    206.62%       77.00%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio of expenses to average net assets would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.

                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS

                             FINANCIAL HIGHLIGHTS

                                                  ERNST ASIA FUND
                                        --------------------------------------
                                         SIX MONTHS       YEAR     DECEMBER 6,
                                            ENDED         ENDED      1995 TO
                                        SEPTEMBER 30,   MARCH 31,   MARCH 31,
                                            1997          1997      1996 (A)
                                        -------------   ---------  -----------
                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD...    $10.26        $10.98      $10.00
                                           ------        ------      ------
INVESTMENT ACTIVITIES
 Net investment income (loss)..........      0.06         (0.11)      (0.08)
 Net realized and unrealized gains
  (losses) from
  investments and foreign currencies...     (1.37)        (0.17)       1.06
                                           ------        ------      ------
  Total from Investment Activities.....     (1.31)        (0.28)       0.98
                                           ------        ------      ------
DISTRIBUTIONS
 Net investment income.................     (0.07)          --          --
 In excess of net investment income....       --          (0.11)        --
 Net realized gains....................       --          (0.33)        --
                                           ------        ------      ------
  Total Distributions..................     (0.07)        (0.44)        --
                                           ------        ------      ------
NET ASSET VALUE, END OF PERIOD.........    $ 8.88        $10.26      $10.98
                                           ======        ======      ======
Total Return (excludes sales charge)...    (12.88%)(b)    (2.57%)      9.80%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).....    $5,380        $6,315      $5,865
 Ratio of expenses to average net
 assets................................      2.48%(c)      3.38%       3.53%(c)
 Ratio of net investment income (loss)
 to average net assets.................      1.19%(c)     (1.13%)     (2.49%)(c)
 Ratio of expenses to average net
 assets*...............................      3.96%(c)      3.62%       5.41%(c)
 Ratio of net investment income (loss)
 to average net assets*................     (0.29%)(c)    (1.37%)     (4.37%)(c)
 Portfolio Turnover....................     94.02%       126.77%      45.83%
 Average commission rate paid (d)......      $0.0233     $0.0154     $0.0110

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio of expenses to average net assets would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                      See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS

                             FINANCIAL HIGHLIGHTS

                                           ERNST GLOBAL RESOURCES FUND
                                       ---------------------------------------
                                        SIX MONTHS       YEAR     DECEMBER 11,
                                           ENDED         ENDED      1995 TO
                                       SEPTEMBER 30,   MARCH 31,   MARCH 31,
                                           1997          1997       1996 (A)
                                       -------------   ---------  ------------
                                        (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD..    $10.40        $10.67       $10.00
                                          ------        ------       ------
INVESTMENT ACTIVITIES
 Net investment income (loss).........      0.01         (0.07)       (0.02)
 Net realized and unrealized gains
  (losses) from
  investments and foreign currencies..      0.10         (0.20)        0.69
                                          ------        ------       ------
  Total from Investment Activities....      0.11         (0.27)        0.67
                                          ------        ------       ------
DISTRIBUTIONS
 Net investment income................     (0.02)          --           --
                                          ------        ------       ------
  Total Distributions.................     (0.02)          --           --
                                          ------        ------       ------
NET ASSET VALUE, END OF PERIOD........    $10.49        $10.40       $10.67
                                          ======        ======       ======
Total Return (excludes sales charge)..      1.08%(b)     (2.53%)       6.70%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)....      $10,836     $10,597      $10,457
 Ratio of expenses to average net
 assets...............................      2.22%(c)      2.61%        3.54%(c)
 Ratio of net investment income (loss)
 to average net assets................      0.19%(c)     (0.67%)      (1.11%)(c)
 Ratio of expenses to average net
 assets*..............................      2.95%(c)      2.87%        5.51%(c)
 Ratio of net investment income (loss)
 to average net assets*...............     (0.54%)(c)    (0.93%)      (3.08%)(c)
 Portfolio Turnover...................      0.00%         7.20%        0.00%
 Average commission rate paid (d).....      $0.0202     $0.0267      $0.0128

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio of expenses to average net assets would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                      See notes to financial statements.

EWF340101-997